Offerings - Offering: 1	Nov. 09, 2026 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Mortgage Backed Securities
Security Class Title	BMO 2026-5C17 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-5C17
Amount Registered	1,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 1,000,000
Amount of Registration Fee	$ 87
Offering Note
(1)	Estimated solely for the purpose of calculating the registration fee.